Exhibit 4.1

Intrusion Preferred

[FACE OF CERTIFICATE]

NUMBER

P

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR RESTRICTIONS

INTRUSION INC.

SHARES

PREFERRED STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS ON TRANSFER

THIS CERTIFIES THAT

is the OWNER of

FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK, $.01 PAR VALUE PER SHARE, OF INTRUSION INC. (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the Corporation, to all of which the holder of this Certificate, by acceptance hereof, assents. IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

[SIGNATURE]

PRESIDENT AND CHIEF EXECUTIVE OFFICER

[SIGNATURE]

SECRETARY

[CORPORATE SEAL]

DATED:

[REVERSE OF CERTIFICATE]

INTRUSION INC.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR INTRUSION INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO INTRUSION INC. INTRUSION INC. WILL FURNISH TO EACH HOLDER OF ITS 5% CONVERTIBLE PREFERRED STOCK WHO SO REQUESTS WITHOUT CHARGE A COPY OF THE CERTIFICATE OF DESIGNATIONS SETTING FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF SUCH STOCK AND ANY OTHER CLASS OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The Certificate of Incorporation of the Corporation on file in the Office of the Secretary of State of Delaware sets forth a full statement of (i) all of the designations, preferences, limitations and relative rights of the shares of each class of capital stock authorized to be issued, (ii) the authority of the Board of Directors to fix and determine the relative rights and preferences of the shares of preferred stock which the Corporation is authorized to issue in series and, if and to the extent fixed and determined, the relative rights and preferences of any such series, (iii) the denial to stockholders of preemptive rights to acquire unissued or treasury shares or other securities of the Corporation and (iv) the denial to stockholders of the right to cumulate votes in any election of directors of the Corporation. The Corporation will furnish a copy of such statement to the record holder of this Certificate without charge on written request to the Corporation at its principal place of business or to the Transfer Agent and Registrar.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ..........................................................................(Cust) Custodian

..................................................................(Minor) under Uniform Gifts to Minors Act

.............................................................. ............................................................... (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,

hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares of the Preferred Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

X (SIGNATURE)

X (SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:

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